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                        FY2001 NEBS EXECUTIVE BONUS PLAN
                         (EFFECTIVE AS OF JUNE 26, 2000)

     This Executive Bonus Plan (the "Plan") was adopted by the Board of Directors of New England Business Service, Inc. (the "Company") on July 28, 2000 upon the recommendation of its Organization and Compensation Committee for the purpose of providing incentive compensation for the senior executives and managers of the Company and its subsidiaries. This Plan shall be governed by the following definitions and calculations.

I.       Participants.  The participants in the Plan for the 2001 fiscal year of
         -------------
         the Company (the "Year") and their respective target bonus percentages shall be as follows:

         A.   Officers of the Company.
              -----------------------

         Chairman, President & Chief Executive Officer                    70%

         Senior Vice President and President, Diversified Operations      60%

         Senior Vice President and President, NEBS Direct Marketing       60%

         Senior Vice President and President, Chiswick Trading            60%

         Senior Vice President and President, RapidForms                  60%

         Senior Vice President and President, Premium Wear                60%

         Senior Vice President, Information Systems                       60%

         Senior Vice President, Chief Financial Officer                   60%

         Senior Vice President, Human Resources                           60%

         Senior Vice President, Manufacturing and Technical Operations    60%

         Senior Vice President, Business Management and Development       60%

         Senior Vice President, Corporate Channel Marketing               60%

         Vice President and President, McBee                              60%

         Vice President, Investor Relations                               50%

         Vice President, Controller                                       50%

         Vice President, General Counsel and Secretary                    50%
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         B.    CEOs of Subsidiaries.
               ---------------------

         Managing Director, NEBS Business Stationery                      40%

         President and Chief Executive, NEBS Business Forms, Ltd.         40%

II.      Target Bonus.  The target bonus payable to a participant with respect
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         to the Year shall be an amount arrived at by multiplying his base salary at the end of the Year by his target bonus percentage.

III.     Actual Bonus.  The actual bonus of each participant shall be calculated
         -------------
         based on actual results vs. targeted objectives. No bonus shall be paid if the Company's consolidated net income for the Year is less than 90% of the targeted net income objective.

         A.    Chairman, President & Chief Executive Officer.
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               The actual bonus of this participant shall be the sum of the following:

               (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 5.6% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2.8% of his base salary; and

               (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 5.6% of his base salary, plus each 1% which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2.8% of his base salary; and

               (c) Up to 14% of his base salary based on his attainment of certain personal objectives established by the Organization and Compensation Committee, as determined by the latter.

         B. Senior Vice President, Chief Financial Officer; Senior Vice President, Human Resources; Senior Vice President, Information Systems; Senior Vice President, Manufacturing and Technical Operations; Senior Vice President, Corporate Channel Marketing.
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               The actual bonus of these participants shall be the sum of the following:

               (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 4.8% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2.4% of his base salary; and

               (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 4.8% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2.4% of his base salary; and

               (c) Up to 12% of his base salary based on the degree of his attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.

         C.    Senior Vice President, Business Management and Development.

               The actual bonus of this Participant shall be the sum of the following:

               (a) Each 1% by which NEBS Canada net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 1.8% of his base salary, plus each 1% by which channel net sales are more than 105% of the targeted channel net sales for the Year equals 0.9% of his base salary; and

               (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.5% of his base salary; and

               (c) Each 1% by which NEBS Canada profit from operations is more than 95% up to 105% of the targeted channel profit from operation for the Year equals 1.8% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105%) achievement; and

               (d) Each 1% by which NEBS Europe net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 1.2% of his base salary, plus each 1% by which channel net sales are more
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                    than 105% of the targeted channel net sales for the Year
                    equals 0.6% of his base salary; and


               (e) Each 1% by which NEBS Europe profit from operations is more than 95% up to 105% of the targeted channel profit form operation for the Year equals 1.8% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105%) achievement; and

               (f) Up to 12% of his base salary based on his attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.

         D. Senior Vice President and President, Diversified Operations; Senior Vice President and President, Chiswick Trading; Vice President and President, McBee.

               The actual bonus of this participant shall be the sum of the following:

               (a) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the year equals 1.5% of his base salary; and

               (b) Each 1% by which channel net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 3% of his base salary, plus each 1% by which channel net sales are more than 105% of the targeted channel net sales for the Year equals 1.5% of his base salary; and

               (d) Each 1% by which channel profit from operations is more than 95% up to 105% of the targeted channel profit from operations for the Year equals 3.6% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105%); and

               (e) Up to 12% of his base salary based on the degree of his attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.
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         E.    Senior Vice President and President, NEBS Direct Marketing

               The actual bonus of this participant shall be the sum of the following:

               (a) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.5% of his base salary; and

               (b) Each 1% by which channel net sales are more than 95% up to 105% of the targeted channel net sales for the Year equals 3.6% of his base salary, plus each 1% by which channel net sales are more than 105% of the targeted channel net sales for the Year equals 1.8% of his base salary; and

               (c) Each 1% by which channel profit form operations is more than 95% up to 105% of the targeted channel profit from operations for the Year equals 3% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105%) achievement; and

               (d) Up to 12% of his base salary based on the degree of his attainment of certain personal objectives established by the Chairman, President and Chief Executive Officer, as determined by the latter.

         F.    Vice President and President, RapidForms.

               The actual bonus of this participant shall be the sum of the following:

               (a) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.5% of his base salary; and

               (b) Each 1% by which combined RapidForms and McBee Systems profit from operations is more than 95% up to 105% of the targeted profit from operations for the Year equals 3% of his base salary. Payment for the attainment of profit from operations will be capped at 200% of target payment (105%) achievement; and


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               (c)  Each 1% by which combined RapidForms and McBee Systems net sales are more than 95% up to 105% of the targeted net sales for the Year equals 3.6% of this base salary, plus each 1% by which combined RapidForms and McBee Systems net sales is more than 105% of the targeted net sales for the Year equals 1.8% of his base salary; and

               (d) Up to 12.0% of his base salary based on the degree of attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.

         G.    Senior Vice President and President PremiumWear.

               The actual bonus of this participant shall be the sum of the following:

               (a) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 3.6% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.8% of his base salary; and

               (b) At target, 21% of his base salary will be earned for the achievement of PremiumWear net sales with payment commencing when a specified threshold level of achievement is attained, at which point a payout equivalent to a specified minimum percentage of the participant's annual base salary, times the weighting will be earned. Above the threshold level of achievement, the percentage of payout will increase on a linear basis until a specified midpoint level of achievement is attained, at which point a payout equivalent to a specified midpoint percentage of the participant's annual base salary, times the weighting, will be earned. Above the midpoint level of achievement, the percentage of payout will increase on a linear basis until a specified target level of achievement is attained, at which point a payout equivalent to a specified target percentage of the participant's annual base salary, times the weighting, will be earned. Above the specified target level of achievement, the percentage of payout will increase on a linear basis until a specified maximum level of achievement is attained, at which point a payout equivalent to a specified maximum level of achievement is attained, at which point a payout equivalent to a specified maximum percentage of the participant's annual base salary, times the weighting, will be earned.
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               (c)  At target, 21% of his base salary will be earned for the achievement of PremiumWear operating income with payment commencing when a specified threshold level of achievement is attained, at which point a payout equivalent to a specified minimum percentage of the participant's annual base salary, times the weighting will be earned. Above the threshold level of achievement, the percentage of payout will increase on a linear basis until a specified midpoint level of achievement is attained, at which point a payout equivalent to a specified midpoint percentage of the participant's annual base salary, times the weighting, will be earned. Above the midpoint level of achievement, the percentage of payout will increase on a linear basis until a specified target level of achievement is attained, at which point a payout equivalent to a specified target percentage of the participant's annual base salary, times the weighting, will be earned. Above the specified target level of achievement, the percentage of payout will increase on a linear basis until a specified maximum level of achievement is attained, at which point a payout equivalent to a specified maximum percentage of the participant's annual base salary, times the weighting, will be earned.

         H. Vice President, Investor Relations; Vice President, Controller; Vice President, General Counsel and Secretary.

               The actual bonus of these participants shall be the sum of the following:

               (a) Each 1% by which consolidated net sales are more than 95% up to 105% of the targeted consolidated net sales for the Year equals 4% of his base salary, plus each 1% by which consolidated net sales are more than 105% of the targeted consolidated net sales for the Year equals 2.0% of his base salary; and

               (b) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 4% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 2.0% of his base salary; and

               (c) Up to 10% of his base salary based on the degree of his attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.
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         I.    Chief Executive Officers of Subsidiaries.

               The actual bonus of these participants shall be the sum of the following:

               (a) Each 1% by which consolidated net income is more than 95% up to 105% of the targeted consolidated net income for the Year equals 2% of his base salary, plus each 1% by which consolidated net income is more than 105% of the targeted consolidated net income for the Year equals 1.0% of his base salary; and

               (b) Each 1% by which subsidiary net sales are more than 95% up to 105% of the targeted subsidiary net sales for the Year equals 3.2 % of his base salary, plus each 1% by which subsidiary net sales are more than 105% of the targeted subsidiary net sales for the Year equals 1.6% of his base salary; and

               (c) Each 1% by which subsidiary profit from operations is more than 95% up to 105% of the targeted subsidiary profit from operations for the Year equals 1.2% of his base salary. Payment for the attainment of channel profit from operations will be capped at 200% of target payment (105% achievement); and

               (d) Up to 8% of his base salary based on the degree of his attainment of certain personal objectives established by the Chairman, President & Chief Executive Officer, as determined by the latter.

     IV.  Bonus Payments
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          A.    For participants with 60% or 70% bonus targets: 75% of the gross payment will be in the form of cash; 25% of the gross payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth fiscal quarter of the Year. Cash payment will be made within 60 days after the close of the Year. Stock awarded under the plan will be in the form of Restricted Stock with terms and conditions detailed in the form of a Restricted Stock Agreement attached hereto.

          B. For participants with 40% or 50% bonus targets: 75% of the net payment will be in the form of cash; 25% of the net payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth fiscal quarter of the Year. All bonus payments will be made within 60 days after the close of the Year.
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          C.    At their option and with the authorization of the Chief
                Executive Officer, participants, other than the Chief Executive Officer and the four next most highly compensated executive officers, may receive their bonus entirely in cash if the payment earned is less than 25% of annualized base salary.

     V.   Certain Definitions and Other Provisions.
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          A.    All references to "net" sales shall refer to consolidated net sales of the Company or net sales of a distribution channel or a business unit, as the case may be, as reported or used in calculating the Company's audited consolidated earnings.

          B. For purposes of calculating the actual bonuses, consolidated net income for the Year shall mean such consolidated income, after taxes and after provision for executive bonuses under this plan, determined in accordance with all of the accounting policies employed in the preparation of the Company's audited financial statements for the Year.

          C. Actual or targeted consolidated net income; actual or targeted consolidated sales; actual or targeted profit from operations of any business unit or distribution channel; or actual or targeted net sales of any business unit or distribution channel may, at the discretion of the Organization and Compensation Committee, be adjusted to eliminate the effect of (a) either the acquisition or the divestiture by the Company of any subsidiary or division during the Year, and/or (b) the imposition during the Year by Massachusetts or any other state or states of sales taxes on services, materials or supplies purchased by the Company or any subsidiary of the Company the effect of which is not allowed for in the Company's annual budget for the 2001 fiscal year or (c) any abatement of taxes or material increase or decrease in Federal or State corporate tax rates. It is the intention of the Organization and Compensation Committee that any such discretionary adjustment shall be made by it, and shall be announced to the affected participants, promptly after the occurrence of the motivating event, but failure to act promptly shall not deprive the Committee of its power to make such an adjustment at a later date.

          D. Should a participant die, retire, or become totally disabled during the Year, he or his estate shall be entitled to receive a bonus prorated in accordance with the percentage of his annual salary earned from the beginning of the Year up to the date of death, retirement or disability. Should a participant's employment by the Company or a subsidiary business unit be terminated for any other reason, payment of any bonus hereunder for the Year in which such termination occurs is at the sole discretion of the Organization and Compensation Committee.
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          E.    If a participant assumes a new position during the Year, the
                Organization and Compensation Committee may make an appropriate adjustment in his target bonus and/or the means of calculating his actual bonus, effective from and after that event.

          F. If a Change of Control event (as defined in Section 11 of the Company's 1997 Key Employee and Eligible Director Stock Option and Stock Appreciation Rights Plan) occurs, the Company will within sixty (60) days following such event pay each participant a prorated bonus through the date thereof as hereinafter provided, whereupon this Plan will terminate. The portion of the bonus based on factors other than personal objectives shall be calculated based on a comparison of (i) actual results of the Company through the end of the calendar quarter next preceding the Change in Control event to (ii) the targeted quarterly performance criteria set forth on the schedules attached hereto. The portion of the bonus based on personal objectives will be calculated through the end of the calendar quarter next preceding the Change of Control event to the extent equitable and reasonably practicable in the judgment of the Organization and Compensation Committee. Qualitative measurements for which such calculation is not equitable or reasonably practicable will be disregarded and the percentage of the bonus otherwise allocated thereto under the terms hereof will be reallocated in even percentages to the sales and earnings components of the bonus calculation. After determining the full year bonus based on the extent to which the aforesaid quarterly targets have been achieved, the amount of the full year bonus will be prorated by multiplying the same by a fraction the numerator of which is the number of days between the beginning of the fiscal year and the date of the Change of Control event and the denominator of which would be 365. The determination of the amount of any bonus payable under this paragraph to the Chairman, President & Chief Executive Officer shall be made by the Organization and Compensation Committee and for all other participants the determination of the amount of any bonus payable shall be made by the Chairman, President & Chief Executive Officer and in each instance the determination shall be final and binding on the Company and all participants.

          G. In the event of any material, unusual and non-recurring charge to income, purchase or sale of any material business unit by the Company, or other material event affecting the ability of the participants to achieve the performance targets established under this Plan, the Organization and Compensation Committee shall review such performance targets and make such adjustments with respect thereto as it deems reasonable and equitable in light of the purposes of this Plan. Any and all adjustments made by the Organization and Compensation Committee under this paragraph shall be final and binding on the Company and all participants.
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          H.    The Organization and Compensation Committee may in its
                discretion terminate the Plan as of the end of any fiscal quarter. If the Plan is so terminated, the Company shall pay out bonuses to the participants in such amounts as are appropriate and equitable in light of the Company's and participants' performance through the end of such quarter and the targets established hereunder. The determination of the amount of any bonuses payable under this paragraph shall be made by the Organization and Compensation Committee in line with the objectives set for each participant, and its determination shall be final and binding on the Company and all participants.

          I. The personal objectives referred to herein and the application of certain provisions hereof are described in the FY01 Scorecard prepared by the Senior Vice President, Human Resources.

          J.    This Plan shall be effective commencing June 26, 2000.